UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2019

KELLY SERVICES, INC.

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(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 WEST BIG BEAVER ROAD, TROY, Michigan 48084

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(Address of principal executive offices)

(Zip Code)

(248) 362-4444

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common	KELYA	NASDAQ Global Market
Class B Common	KELYB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2019, Kelly Services, Inc. (the “Company”) entered into an agreement with its lenders to amend and restate its existing $150 million, five-year revolving credit facility. The amendment (i) increased the size to $200 million and (ii) changed certain of the terms and conditions, with a new maturity date of December 5, 2024. On December 5, 2019, the Company also entered into an Amended and Restated Pledge and Security Agreement under which the Company pledges certain assets as security for this credit facility.

On December 5, 2019, the Company and Kelly Receivables Funding, LLC, a wholly owned bankruptcy remote special purpose subsidiary of the Company, amended the Receivables Purchase Agreement related to the $200 million securitization facility. The amendment (i) decreased the size to $150 million and (ii) changed certain of the terms and conditions, with a new maturity date of December 5, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.6	Third Amended and Restated Credit Agreement, dated December 5, 2019

10.14	Amended and Restated Pledge and Security Agreement, dated December 5, 2019

10.15	First Amended and Restated Receivables Purchase Agreement Amendment No. 1, dated December 5, 2019

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: December 9, 2019

/s/ Olivier Thirot
Olivier Thirot

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.6	Third Amended and Restated Credit agreement, dated December 5, 2019

10.14	Amended and Restated Pledge and Security Agreement, dated December 5,2019

10.15	First Amended and Restated Receivables Purchase Agreement Amendment No. 1, dated December 5, 2019

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